NUVEEN CORE PLUS BOND FUND

SUPPLEMENT DATED AUGUST 4, 2017

TO THE SUMMARY PROSPECTUS DATED MARCH 31, 2017

The following changes are effective immediately:

1.	The following paragraph is added after the first paragraph of the section entitled “Principal Investment Strategies”:

The Fund may invest up to 15% of its net assets, collectively, in preferred securities and contingent capital securities (sometimes referred to as “CoCos”).

2.	The following risk factors are added to the section entitled “Principal Risks”:

Contingent Capital Security Risk—CoCos have loss absorption mechanisms benefitting the issuer built into their terms. Upon the occurrence of a specified trigger or event, CoCos may be subject to automatic conversion into the issuer’s common stock, which likely will have declined in value and which will be subordinate to the issuer’s other classes of securities, or to an automatic write-down of the principal amount of the securities, potentially to zero, which could result in the Fund losing a portion or all of its investment in such securities. CoCos are often rated below investment grade and are subject to the risks of high yield securities.

Preferred Security Risk—Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having limited liquidity, changing or unfavorable tax treatments and possibly being issued by companies in heavily regulated industries.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-CPBS-0817P